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                        MFS(R) Union Standard Equity Fund
                      Supplement to the current Prospectus


The following sentence, which appears in the second paragraph under the caption "Investment Objective and Policies-Investment Policies" on page 6 of the Prospectus, is deleted in its entirety:

"The Fund generally expects to be fully invested in equity securities of companies contained in the LSI and ETI investments, except for cash and cash equivalent investments and the investments and investment techniques described below."



                         The date of this Supplement is
                               December 18, 1997.